Exhibit 99.1
Ellington Financial Announces Redemption of Series A Preferred Stock
OLD GREENWICH, Conn., January 28, 2026—Ellington Financial Inc. (NYSE: EFC) (the "Company") today announced that its Board of Directors has authorized the redemption of all 4,600,000 outstanding shares of its Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (the "Series A Preferred Stock") (NYSE: EFC PR A).
The anticipated redemption date is February 27, 2026 (the “Redemption Date”). The Series A Preferred Stock will be redeemed at a price equal to the liquidation preference of $25.00 per share, plus accrued and unpaid dividends to, but excluding, the Redemption Date. Once redeemed, the Series A Preferred Stock will no longer be deemed outstanding, dividends will cease to accumulate and all rights of the holders of the Series A Preferred Stock with respect to thereto will cease.

In conjunction with the planned redemption, the Series A Preferred Stock will be suspended from trading on the New York Stock Exchange (“NYSE”) before market open on the Redemption Date of February 27, 2026. A Form 25 will be filed with the Securities and Exchange Commission to effect the withdrawal of the listing of the Series A Preferred Stock from the NYSE.

All shares of the Series A Preferred Stock are held through the Depository Trust Company ("DTC") and shares will be redeemed in accordance with the procedures of DTC. Payment to DTC for the Series A Preferred Stock will be made by Equiniti Trust Company, LLC, as redemption agent (the "Redemption Agent") in the usual manner. The address for the Redemption Agent is as follows:

Equiniti Trust Company, LLC
1110 Centre Pointe Curve, Suite # 101,
Mendota Heights, MN 55120
Onbase – Reorganization Dept.

Any questions may be directed to the Redemption Agent toll-free at 718-921-8317.

This press release does not constitute a notice of redemption under the certificate of designation governing the Series A Preferred Stock.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in interest rates and the market value of our investments, market volatility, changes in mortgage default rates and prepayment rates, our ability to borrow to finance our assets, changes in government regulations affecting our business, our ability to maintain our exclusion from registration under the Investment Company Act of 1940, our ability to maintain our qualification as a real estate investment trust, or "REIT," and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K, which can be accessed through our website at www.ellingtonfinancial.com or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q, 10-K and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Financial

Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage loans and mortgage-backed securities, reverse mortgage loans, mortgage servicing rights and related investments, consumer loans, asset-backed securities, collateralized loan obligations, non-mortgage and mortgage-related derivatives, debt and equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.
For additional information, visit www.ellingtonfinancial.com